SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 1, 2001
                                                  ----------------


                          ON STAGE ENTERTAINMENT, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                                       0-92402                                  88-0214292
----------------------------------        ----------------------------------------       --------------------------------
 (State or Other Jurisdiction of                   (Commission File No.)                        (I.R.S. Employer
         Incorporation)                                                                        Identification No.)
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                 4625 West Nevso Drive, Las Vegas, Nevada 89103
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:     (702) 253-1333
                                                    -------------------------


                                       N/A
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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                                        2

Item 2.  Acquisitions or Dispositions of Assets

     On February 1, 2001 pursuant to an Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, dated as of January 25, 2001, by and among On Stage Entertainment, inc. ("On
Stage"),  Country Tonite  Branson,  LLC ("CTB"),  Bounce Back  Technologies.com,
Inc., Country Tonite Enterprises, Inc. ("CTE") and CRC of Branson, Inc. ("CRC").
On Stage and its wholly-owned subsidiary CTB completed the acquisition of certain assets of CTE and CRC in connection with the business of CTE and CRC conducted under the "Country Tonite" name in Branson Missouri for a total purchase price of $3,800,000, subject to certain adjustments set forth in the Asset Purchase Agreement, and the assumption of certain liabilities. The purchase price was determined pursuant to arms length negotiations between the parties.

     The principal source of funds for this acquisition was the $6,000,000 first phase of McCowan DeLeeuw & Company's $20,000,000 convertible preferred equity commitment to On Stage.

     Prior to the acquisition, CTE and CRC operated a live entertainment theater in Branson, Missouri. On Stage intends to continue such operations as part of its national chain of live entertainment productions.

Item 7.   Financial Statements and Exhibits.

     (b) Pro Forma Financial Information.

     The following  unaudited pro forma  consolidated  results of operations for the quarter ended March 31, 2000 and 2001 assume the acquisition  occurred as of
January 01, 2000 and 2001 (in thousands, except per share data):
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                                      Three months ended             Three  months ended
                                         March 31, 2001                March 31, 2000
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
Net revenues                              $4,026,295                     $6,866,785
Net loss                                  (1,146,031)                      (348,985)
Loss per common share:
       Basic and diluted                       (0.35)                         (0.05)
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     Country  Tonite had no revenue for the month of January  2000 and 2001,  as the show was closed during the off-season month.

     The assets acquired were transferred to Country Tonite Branson, LLC, a wholly-owned subsidiary of On Stage Entertainment, Inc.

         (c)      Exhibits.

          2.1  Asset  Purchase  Agreement  by and among On Stage  Entertainment,
               Inc., Country Tonite Branson, LLC, Bounce Back  Technologies.com,
               Inc., Country Tonite Enterprises,  Inc. and CRC of Branson,  Inc.
               dated as of January 29, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 29, 2001                ON STAGE ENTERTAINMENT, INC.
                                  (Registrant)


                                  By:  /s/ Timothy J. Parrott
                                     ----------------------------------------
                                       Timothy J. Parrott
                                       President and Chief Executive Officer